UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2014

INOVIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 West Germantown Pike, Suite 110 Plymouth Meeting, Pennsylvania	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 440-4200

1787 Sentry Parkway West, Building 18, Suite 400, Blue Bell, Pennsylvania 19422

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 23, 2014, the Company issued a press release to announce successful results from the Company’s randomized, double-blind, placebo-controlled phase II trial of VGX-3100 in women with biopsy-proven cervical intraepithelial neoplasia, 2/3 (CIN2/3) associated with the human papillomavirus (HPV) types 16 or 18.

The Company’s press release is filed as Exhibit 99.1 to this Form 8-K current report and is incorporated by reference into this Form 8-K report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated July 23, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

By:	/s/ Peter Kies
Peter Kies,
Chief Financial Officer

Date: July 23, 2014